UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2005
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-5318	25-0900168

(Commission File Number)	(IRS Employer Identification No.)
World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits

Item 2.02 Results of Operations and Financial Condition
Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a presentation delivered on October [19], 2005 by Markos I. Tambakeras, Chairman, President and Chief Executive Officer of Kennametal Inc. to Financial Executives International. This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended. The information presented by the Company contains certain non-GAAP financial measures including adjusted return on invested capital (“ROIC”), earnings before interest and taxes (“EBIT”), primary working capital (“PWC”), and debt to capital.
Kennametal management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current, past and future periods. Management believes that investors should have available the same information that management uses to assess operational performance, determine compensation, and assess the capital structure of the Company. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Reconciliations to the most comparable GAAP measure for the following forecasted non-GAAP financial measures are not available: EBIT and ROIC. The comparable GAAP measures are Net Income and ROIC calculated utilizing net income, respectively. As these measures are dependent on many factors and not derived from a specific calculation, reconciliation to comparable GAAP measures is not available. For the purposes of this presentation, the Company does not consider the lack of these reconciliations to be significant.
Accordingly, we have compiled below certain definitions and reconciliations as required by Regulation G.
ROIC
Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined as the previous 12 months’ net income, adjusted for interest expense and special items, divided by the sum of the previous 12 months’ average balances of debt, securitized accounts receivable, minority interest and shareowners’ equity. Management believes that this financial measure provides additional insight into the underlying capital structuring and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.
EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income and other items. Management uses this information in reviewing operating performance and in the determination of compensation.
Primary Working Capital
Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.
Debt-to-Capital
Debt-to-equity in accordance with GAAP is defined as total debt divided by Shareowners’ equity and total debt. Debt-to-capital is defined by Kennametal as total current and long term debt divided by total Shareowner’s equity plus minority interest plus total debt. Management believes that these financial measures provide additional insight into the underlying capital structuring and performance of the Company.

RECONCILIATIONS
DEBT TO CAPITAL RECONCILIATION (Unaudited):

(in thousands)		June 30,
	2005	2004	2003
Total debt	$437,374	$440,207	$525,687
Total shareowners’ equity	972,862	887,152	721,577

Debt to equity, GAAP	45.0%	49.6%	72.9%
Total debt	$437,374	$440,207	$525,687
Minority interest	17,460	16,232	18,880
Total shareowners’ equity	972,862	887,152	721,577

Total capital	$1,427,696	$1,343,591	$1,266,144

Debt to Capital	30.6%	32.8%	41.5%
EBIT RECONCILIATION (Unaudited):

	Twelve Months Ended June 30,
	2005	2004	2003
Net income, as reported	$119,291	$73,578	$18,130

As % of sales	5.2%	3.7%	1.0%

Add back:

Interest	27,277	25,884	36,166

Taxes	61,394	35,500	14,300

EBIT	207,962	134,962	68,596

Additional adjustments:

Minority interest	3,592	1,596	1,860

Interest income	(3,462)	(1,437)	(2,815)

Securitization fees	3,186	1,679	1,892

Adjusted EBIT	$211,278	$136,800	$69,533

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RETURN ON INVESTED CAPITAL RECONCILIATION (Unaudited):
For the Period Ended June 30, 2005

Invested Capital	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	Average

Debt	$437,374	$485,168	$405,156	$435,435	$440,207	$440,668
Accounts receivable securitized	109,786	120,749	115,253	115,309	117,480	115,715
Minority interest	17,460	19,664	19,249	17,377	16,232	17,996
Shareowners’ equity	972,862	1,021,186	1,003,507	924,432	887,152	961,828

Total	$1,537,482	$1,646,767	$1,543,165	$1,492,553	$1,461,071	$1,536,207

	Quarter Ended
Interest Expense	6/30/2005	3/31/2005	12/31/2004	9/30/2004	Total

Interest expense	$7,897	$6,803	$6,121	$6,456	$27,277
Securitization interest	981	868	757	580	3,186

Total interest expense	$8,878	$7,671	$6,878	$7,036	$30,463

Income tax benefit					10,175

Total Interest Expense, net of tax					$20,288

	Quarter Ended
Total Income	6/30/2005	3/31/2005	12/31/2004	9/30/2004	Total

Net Income, as reported	$37,740	$30,650	$28,181	$22,720	$119,291
Restructuring and asset impairment charges	—	3,306	—	—	3,306
Loss on assets held for sale	—	1,086	—	—	1,086
Minority interest expense	238	1,449	928	977	3,592

Total Income, excluding special items	$37,978	$36,491	$29,109	$23,697	$127,275

Total Income, excluding special items					$127,275
Total Interest Expense, net of tax					20,288

					$147,563
Average invested capital					$1,536,207

Adjusted Return on Invested Capital					9.6%

Return on Invested Capital calculated utilizing Net Income, as reported is as follows:
Net Income, as reported					$119,291
Total Interest Expense, net of tax					20,288

					$139,579
Average invested capital					$1,536,207

Return on Invested Capital					9.1%
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RETURN ON INVESTED CAPITAL RECONCILIATION (Unaudited):
For the Period Ended June 30, 2004

Invested Capital	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	Average

Debt	$440,207	$494,312	$481,327	$520,138	$525,687	$492,334
Accounts receivable securitized	117,480	108,916	101,422	95,318	99,316	104,490
Minority interest	16,232	16,598	16,286	16,089	18,880	16,817
Shareowners’ equity	887,152	809,904	791,442	746,562	721,577	791,327

Total	$1,461,071	$1,429,730	$1,390,477	$1,378,107	$1,365,460	$1,404,968

	Quarter Ended
Interest Expense	6/30/2004	3/31/2004	12/31/2003	9/30/2003	Total

Interest expense	$6,405	$6,332	$6,547	$6,600	$25,884
Securitization interest	443	356	483	397	1,679

Total interest expense	$6,848	$6,688	$7,030	$6,997	$27,563

Income tax benefit					8,820

Total interest expense, net of tax					$18,743

	Quarter Ended
Total Income	6/30/2004	3/31/2004	12/31/2003	9/30/2003	Total

Net income, as reported	$29,852	$24,070	$10,892	$8,764	$73,578

Minority interest expense	(36)	533	404	695	1,596
MSSG restructuring	—	—	1,109	2,307	3,416
AMSG restructuring	—	—	1,018	—	1,018
Widia integration costs — MSSG	—	—	—	1,027	1,027
Widia integration costs — AMSG	—	—	—	33	33
Pension curtailment	—	—	883	—	883
Gain on Toshiba investment	—	—	(2,990)	—	(2,990)
Note receivable	—	—	1,360	—	1,360

Total Income, excluding special items	$29,816	$24,603	$12,676	$12,826	$79,921

Total Income, excluding special items					$79,921
Total Interest Expense, net of tax					18,743

					$98,664
Average invested capital					$1,404,968

Adjusted Return on Invested Capital					7.0%

Return on Invested Capital calculated utilizing Net Income, as reported is as follows:
Net Income, as reported					$73,578
Total Interest Expense, net of tax					18,743

					$92,321
Average invested capital					$1,404,968

Return on Invested Capital					6.6%
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RETURN ON INVESTED CAPITAL RECONCILIATION (Unaudited):
For the Period Ended June 30, 2003

Invested Capital	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002	Average

Debt	$525,687	$580,135	$617,016	$616,607	$411,367	$550,162
Accounts receivable securitized	99,316	93,614	100,000	95,117	95,900	96,789
Minority interest	18,880	18,070	17,594	17,685	10,671	16,580
Shareowners’ equity	721,577	756,511	737,729	721,007	713,962	730,157

Total	$1,365,460	$1,448,330	$1,472,339	$1,450,416	$1,231,900	$1,393,688

			Quarter Ended
Interest Expense	6/30/2003	3/31/2003	12/31/2002	9/30/2002	Total

Interest expense	$9,108	$8,979	$9,594	$8,485	$36,166
Securitization interest	413	406	536	537	1,892

Total interest expense	$9,521	$9,385	$10,130	$9,022	$38,058

Income tax benefit					11,417

Total interest expense, net of tax					$26,641

	Quarter Ended
Total Income	6/30/2003	3/31/2003	12/31/2002	9/30/2002	Total

Net income, as reported	$(4,868)	$9,699	$2,470	$10,829	$18,130

Minority interest expense	74	739	709	338	1,860
MSSG restructuring	2,194	754	3,394	—	6,342
AMSG restructuring	857	773	1,577	(123)	3,084
AMSG Electronics impairment	15,269	—	—	—	15,269
Corporate restructuring	(69)	195	670	—	796
Widia integration costs — MSSG	1,758	1,337	967	483	4,545
Widia integration costs — AMSG	818	13	3	—	834
J&L restructuring	(45)	561	327	—	843
FSS restructuring	—	6	20	—	26

Total Income, excluding special items	$15,988	$14,077	$10,137	$11,527	$51,729

Total Income, excluding special items					$51,729
Total Interest Expense, net of tax					26,641

					$78,370
Average invested capital					$1,393,688

Adjusted Return on Invested Capital					5.6%

Return on Invested Capital calculated utilizing Net Income, as reported is as follows:
Net Income, as reported					$18,130
Total Interest Expense, net of tax					26,641

					$44,771
Average invested capital					$1,393,688

Return on Invested Capital					3.2%
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PRIMARY WORKING CAPITAL RECONCILIATON (Unaudited):
For the Period Ended June 30, 2005

	FISCAL 2005
	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	Average
Current assets	$831,062	$885,829	$845,374	$820,187	$796,945	$835,879
Current liabilities	428,658	458,464	397,921	483,485	486,527	451,011

Working capital in accordance with GAAP	$402,404	$427,365	$447,453	$336,702	$310,418	$384,868

Excluding items:
Cash and cash equivalents	(43,220)	(34,792)	(32,168)	(28,688)	(25,940)	(32,961)
Deferred income taxes	(70,391)	(98,063)	(99,731)	(96,144)	(95,240)	(91,914)
Other current assets	(37,466)	(82,822)	(39,605)	(37,178)	(40,443)	(47,503)

Total excluded current assets	$(151,077)	$(215,677)	$(171,504)	$(162,010)	$(161,623)	$(172,378)

Adjusted current assets	679,985	670,152	673,870	658,177	635,322	663,501

Short-term debt, including notes payable	(50,889)	(56,225)	(28,888)	(116,446)	(126,807)	(75,851)
Accrued liabilities	(222,930)	(259,971)	(226,568)	(220,496)	(211,504)	(228,294)

Total excluded current liabilities	$(273,819)	$(316,196)	$(255,456)	$(336,942)	$(338,311)	$(304,145)

Adjusted current liabilities	154,839	142,268	142,465	146,543	148,216	146,866

Primary working capital	$525,146	$527,884	$531,405	$511,634	$487,106	$516,635

Five quarter average PWC						$516,635
Sales, for the twelve months ended June 30, 2005						2,304,167

PWC as a percentage of sales						22.4%
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PRIMARY WORKING CAPITAL RECONCILIATON (Unaudited):
For the Period Ended June 30, 2004

	FISCAL 2004
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03	Average
Current assets	$796,945	$790,892	$752,703	$768,634	$782,352	$778,305
Current liabilities	486,527	340,743	307,190	316,606	345,008	359,215

Working capital in accordance with GAAP	$310,418	$450,149	$445,513	$452,028	$437,344	$419,090

Excluding items:
Cash and cash equivalents	(25,940)	(27,528)	(15,086)	(14,720)	(15,093)	(19,673)
Deferred income taxes	(95,240)	(88,480)	(88,820)	(86,888)	(97,237)	(91,333)
Other current assets	(40,443)	(38,803)	(39,460)	(47,003)	(48,606)	(42,863)

Total excluded current assets	$(161,623)	$(154,811)	$(143,366)	$(148,611)	$(160,936)	$(153,869)

Adjusted current assets	635,322	636,081	609,337	620,023	621,416	624,436

Short-term debt, including notes payable	(126,807)	(8,193)	(12,872)	(11,375)	(10,845)	(34,018)
Accrued liabilities	(211,504)	(200,304)	(181,755)	(197,578)	(215,654)	(201,359)

Total excluded current liabilities	$(338,311)	$(208,497)	$(194,627)	$(208,953)	$(226,499)	$(235,377)

Adjusted current liabilities	148,216	132,246	112,563	107,653	118,509	123,837

Primary working capital	$487,106	$503,835	$496,774	$512,370	$502,907	$500,599

Five quarter average PWC						$500,599
Sales, for the twelve months ended June 30, 2004						1,971,441

PWC as a percentage of sales						25.4%
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PRIMARY WORKING CAPITAL RECONCILIATON (Unaudited):
For the Period Ended June 30, 2003

	FISCAL 2003
	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02	Average
Current assets	$782,352	$788,091	$755,018	$750,397	$637,384	$742,648
Current liabilities	345,008	344,865	281,431	289,860	262,100	304,653

Working capital in accordance with GAAP	$437,344	$443,226	$473,587	$460,537	$375,284	$437,995

Excluding items:
Cash and cash equivalents	(15,093)	(17,250)	(18,155)	(14,300)	(10,385)	(15,037)
Deferred income taxes	(97,237)	(81,651)	(80,204)	(71,084)	(71,375)	(80,310)
Other current assets	(48,606)	(44,286)	(53,868)	(40,110)	(31,447)	(44,263)

Total excluded current assets	$(160,936)	$(143,187)	$(152,227)	$(125,494)	$(113,207)	$(139,010)

Adjusted current assets	621,416	644,904	602,791	624,903	524,177	603,638

Short-term debt, including notes payable	(10,845)	(15,068)	(17,591)	(16,992)	(23,480)	(16,795)
Accrued liabilities	(215,654)	(208,816)	(171,726)	(171,045)	(137,034)	(180,855)

Total excluded current liabilities	$(226,499)	$(223,884)	$(189,317)	$(188,037)	$(160,514)	$(197,650)

Adjusted current liabilities	118,509	120,981	92,114	101,823	101,586	107,003

Primary working capital	$502,907	$523,923	$510,677	$523,080	$422,591	$496,635

Five quarter average PWC						$496,635
Sales, for the twelve months ended June 30, 2003						1,758,957

PWC as a percentage of sales						28.2%

Item 9.01 Financial Statements and Exhibits
Exhibit 99.1
Presentation by Markos I. Tambakeras delivered to Financial Executives International on October 19, 2005.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: October 19, 2005	By:	/s/ Timothy A. Hibbard

Timothy A. Hibbard
Corporate Controller and Chief Accounting Officer